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                                                                    EXHIBIT 21.0

                         SUBSIDIARIES OF THE REGISTRANT

    There is no parent of the Registrant. The following is a listing of the active subsidiaries of the Registrant, or if indented, subsidiaries of the subsidiary under which they are listed:

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                                                                                 JURISDICTION
                                                                                      OF
                                                                                INCORPORATION
                                                                                --------------
FHP Financial Corporation.....................................................  Delaware

  Great States Insurance Company..............................................  California

  Great States Administrators, Inc............................................  Delaware

TakeCare, Inc.................................................................  Delaware

  TakeCare Administrative Services Corporation................................  Indiana

    TakeCare Life Insurance Company...........................................  Arizona

    FHP of Colorado, Inc......................................................  Colorado

    FHP of Illinois, Inc......................................................  Illinois

    FHP of Ohio, Inc..........................................................  Ohio

    TakeCare Insurance Company................................................  Colorado

    FHP, Inc..................................................................  California

      FHP Life Insurance Company..............................................  California

      FHP of Utah, Inc........................................................  Utah

      FHP of New Mexico, Inc..................................................  New Mexico

      FHP of Texas, Inc.......................................................  Texas

      Employees Choice Health Option..........................................  Utah

      Health Maintenance Life, Inc............................................  Guam

      FHP Reinsurance Limited.................................................  Bermuda

      FHP Administrators......................................................  California

    Ultra Credentialing, Inc..................................................  California

Talbert Medical Management Corporation........................................  Delaware

Talbert Health Services Corporation...........................................  Delaware
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